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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



   Date of report (Date of earliest event reported)        August 4, 2004
                                                     ---------------------------

                                    SPSS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                 000-22194                   36-2815480
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(State or Other                    (Commission               (I.R.S. Employer
Jurisdiction of Incorporation)     File Number)             Identification No.)

233 South Wacker Drive, Chicago, Illinois                        60606
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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         ITEM 5:  OTHER EVENTS.

         On August 4, 2004, SPSS Inc. ("SPSS") issued the press release attached as Exhibit 99.3 to this Form 8-K. The attached press release is incorporated herein by reference.

         ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.3     SPSS Inc. Press Release, dated August 4, 2004






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SPSS INC.

                                              By: /s/ Edward Hamburg
                                                  ------------------------------
                                                  Edward Hamburg,
                                                  Executive Vice President,
                                                  Corporation Operations,
                                                  Chief Financial Officer and
                                                  Secretary
         Dated:  August 4, 2004





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